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                                                                   EXHIBIT 10.43

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is dated as of December 12, 2000 by and between Spinneret Financial Systems, Ltd., (ASSIGNOR) and GMF Holdings Inc. (ASSIGNEE).

         WHEREAS, Assignor, has entered into an equity line of credit agreement (the Agreement), dated as of the 18th day of September 2000 with Advanced Viral Research Corp (the "Company").;

         WHEREAS, Assignor desires to transfer all of its right, title and interest in the Agreement to the Assignee:

         NOW, THEREFORE, for and in consideration of good and valuable consideration, the parties hereto agree as follows:

         1. Assignor hereby assigns and transfers all of its right, title and interest in and to the Agreement to Assignee.

         2. Assignee hereby assumes and agrees to comply with and perform for the benefit of the Company, all of the representations, covenants, agreements, conditions, terms and obligations on the part of the Investor , as defined in the Agreement, to be complied with and performed under the Agreement. accruing from and after the date of this instrument.

         3. Assignee shall do nothing nor permit anything to be done that would constitute a breach, violation or default under the terms of the Agreement, and Assignee hereby indemnifies Assignor and holds Assignor harmless from and against any and all claims of any kind by reason of any breach, violation or default on the part of Assignor under the Agreement.

         4. Assignor shall give Assignee copies of notices of any alleged breach, violation or default by Assignor under the terms of the Agreement it may receive from the Company immediately upon receipt.


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         IN WITNESS WHEREOF, Assignor and Assignee have caused their respective duly authorized officers to execute this instrument.

SPINNERET FINANCIAL SYSTEMS, LTD.        GMF HOLDINGS. INC.

By: /s/ Alfred Hahnfeldt                 By: /s/ Diego Davis
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Name: Alfred Hahnfeldt                   Name: Diego Davis
Title: President                         Title: President


The Company hereby consents to the assignment of the Agreement to and assumption by Assignee. and hereby releases Spinneret Financial Systems, Ltd. from its obligations under the Agreement. The Company further acknowledges and agrees that except as modified by this instrument, the Agreement is ratified and affirmed and is in full force and effect.

Dated: December 12, 2000

ADVANCED VIRAL RESEARCH CORP.

By: /s/ Shalom Z. Hirschman, M.D.
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Name:  Shalom Z. Hirschman, M.D.
Title: President